Exhibit 10.1.1
SUPPLEMENT TO SUBSIDIARY GUARANTY
Reference is hereby made to the Amended and Restated Subsidiary Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) made as of January 2, 2020, by each of the Material Domestic Subsidiaries of Arcosa, Inc., a Delaware corporation (the “Borrower”) listed on the signature pages thereto (each, an “Initial Guarantor” and together with any additional Subsidiaries of the Borrower, which become parties thereto and together with the undersigned, the “Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Holders of Guaranteed Obligations, under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned Arcosa StonePoint, LLC, a Delaware limited liability company (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.
IN WITNESS WHEREOF, New Guarantor has executed and delivered this Annex I counterpart to the Guaranty as of this 31st day of August, 2021.
ARCOSA STONEPOINT, LLC

By:     /s/ Gail M. Peck
Gail M. Peck
Vice President